================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 11, 1996

                                 NGC CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                 1-11156                   94-3248415
(STATE OR OTHER JURISDICTION      (COMMISSION            (I.R.S. EMPLOYER
      OF INCORPORATION)           FILE NUMBER)          IDENTIFICATION NO.)

     13430 NORTHWEST FREEWAY
        HOUSTON, TEXAS                                          77040
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (713) 507-6400

================================================================================
                                  PAGE 1 OF 4
                            EXHIBIT INDEX - PAGE 4

ITEM 5.     OTHER EVENTS

            On October 15, 1996, NGC Corporation ("NGC") issued a press release relating to a lawsuit filed on October 11, 1996, in the Court of Queen's Bench of Alberta, Judicial District of Calgary, by a group of Canadian producers against Pan-Alberta Gas Ltd., a 49.9% indirect subsidiary of NGC. A copy of NGC's press release is annexed hereto as Exhibit 99.1 and incorporated herein by reference.

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NGC CORPORATION
                                          (Registrant)


Date:  October 15, 1996                   /s/ KENNETH E. RANDOLPH
                                          Kenneth E. Randolph
                                          Senior Vice President and
                                          General Counsel

                                 EXHIBIT INDEX

NO.                    DESCRIPTION
---                    -----------
99.1        Press Release, dated October 15, 1996.

                                    -4-